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                                                                       Exhibit 4

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CERTIFICATE NUMBER                     MBC                         SHARES
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                             MIDDLEFIELD BANC CORP.
                              MIDDLEFIELD, OH 44062
                Incorporated under the laws of the State of Ohio

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THIS
CERTIFIES                                                       SEE REVERSE FOR
THAT                                                        CERTAIN DEFINITIONS

                                                       IS THE
                                                     OWNER OF


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                                                                 CUSIP
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                                                              596304 20 4
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         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE
MIDDLEFIELD BANC CORP. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its President and Secretary and a facsimile seal to be hereunto affixed.

                                     [SEAL]


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             SECRETARY                                        PRESIDENT


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                                                              SHAREHOLDER
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                                                       -------------------------
                                                           CERTIFICATE NUMBER
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                                                       -------------------------
                                                                 SHARES
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                                                       -------------------------
                                                        PLAN NUMBER       DATED
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                                                       -------------------------
                                                                 CUSIP
                                                       -------------------------

                                                              596304 20 4
                                                       -------------------------



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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common            UNIF GIFT MIN ACT - ______________
TEN ENT     - as tenants by the entireties                             (Cust)
JT TEN      - as joint tenants with rights            As Custodian for
 OR           of survivorship and not as         _____________________________
JT TEN WROS - tenants in common                            (Minor)
                                                     under the _________________
                                                                    (State)
                                                     Uniform Gifts to Minors Act

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

________________________________________________________________________________
            (Please print or typewrite name and address of assignee)

________________________________________________________________________________

________________________________________________________________________ Shares


of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________

_____________________________________________________________________ Attorney


to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ___________________________     _______________________________________
          (in the presence of)         NOTICE: The signature to this assignment
                                       must correspond with the name as written
                                       upon the face of the certificate in every
                                       particular, without alteration or
__________________________________     enlargement or any change whatever.